UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)
Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

U.S. ONE TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

[X]           No fee required.

[  ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[  ]           Fee paid previously with preliminary materials:

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

U.S. ONE TRUST

One Fund®

P.O. Box 17073
Reno, NV 89511

Dear Shareholder:

I am writing you on an important matter relating to your investment in One Fund® (the “Fund”), a series of U.S. One Trust (the “Trust”). On January 6, 2011, I entered into an agreement with Frank Russell Company (“Russell”) pursuant to which Russell is expected to acquire control of U.S. One, Inc. (the “Advisor”), the investment adviser to the Fund, prior to the end of the first quarter of 2011. Upon such acquisition and subject to Shareholder approval, Russell’s affiliate, Russell Investment Management Company (“RIMCo”), a registered investment adviser, would replace the Advisor as the Fund’s investment adviser. Russell, a subsidiary of The Northwestern Mutual Life Insurance Company, is a global financial services firm that serves institutional investors, financial advisers and individuals in more than 40 countries. RIMCo is a wholly-owned subsidiary of Russell and as of November 30, 2010, managed over $34 billion in 49 mutual fund portfolios.

           I believe the transaction will benefit the Fund in a variety of ways, including enabling the Fund’s management and operations to benefit from the considerable experience and resources of Russell. The transaction, however, will not result in material changes to the Fund’s investment objective and principal investment strategies or any increase in the Fund’s fees and expenses. The acquisition also will have the effect of terminating the Fund’s investment advisory agreement with the Advisor. Accordingly, and as discussed more fully in the enclosed proxy statement, I am requesting that you vote to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and RIMCo.

A Special Meeting of Shareholders (the “Meeting”) of the Fund has been scheduled for February 18, 2011, to vote on this matter. If you are a Shareholder of record of the Fund as of the close of business on January 26, 2011, you are entitled to vote at the Meeting and any adjournment of the Meeting, even if you no longer own Fund shares.

You can vote on the approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and RIMCo in one of four ways:

•	by mail with the enclosed proxy card -- be sure to sign, date and return it in the enclosed postage-paid envelope;

•	through the web site listed in the proxy voting instructions;

•	by telephone using the toll-free number listed in the proxy voting instructions; or

•	in person at the Meeting on February 18, 2011.

           I encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Your vote is extremely important. Shareholder meetings of the Fund do not generally occur with great frequency, so I ask that you take the time to carefully consider and vote on this important proposal. Please read the enclosed information carefully before voting. If you have questions, please call Okapi Partners at 1-855-208-8902.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting in person at the Meeting.

           I appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Paul Hrabal

Paul Hrabal
President
U.S. One Trust

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

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VERY IMPORTANT INFORMATION FOR SHAREHOLDERS

By its very nature, the following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For that reason, the information is qualified in its entirety by reference to the enclosed proxy statement to Shareholders (“Proxy Statement”).
QUESTIONS AND ANSWERS

Q.	WHY AM I RECEIVING THIS PROXY STATEMENT?

A.           You are receiving these proxy materials—a booklet that includes the Proxy Statement and your proxy card—because you have the right to vote on an important proposal concerning your investment in the One Fund® (the “Fund”).

On January 6, 2011, Mr. Paul Hrabal, the sole owner and stockholder of U.S. One, Inc. (the “Advisor”), the investment adviser to the Fund, entered into an agreement with Frank Russell Company (“Russell”) pursuant to which Russell has agreed to purchase from Mr. Hrabal all of the issued and outstanding stock of the Advisor on the terms and conditions set forth in the agreement (the “Proposed Acquisition”). Upon completion of the Proposed Acquisition, the existing investment advisory agreement with the Advisor would be terminated and, subject to Shareholder approval, Russell Investment Management Company (“RIMCo”) would assume responsibility for providing investment advisory services to the Fund.

To effect the change in investment adviser and provide for the continuous management of the Fund, the proposal you are being asked to consider and vote on relates to the approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and RIMCo.

Q.	WHY AM I BEING ASKED TO VOTE ON A NEW INVESTMENT ADVISORY AGREEMENT?

A.           Under the Investment Company Act of 1940, as amended (the “1940 Act”), shareholders are required to approve investment advisory agreements. The U.S. One Trust (the “Trust”) Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”), has unanimously approved, and determined to submit to the Fund’s Shareholders for consideration and approval, a new investment advisory agreement between the Trust, on behalf of the Fund, and RIMCo, as discussed further below.

Q.	HOW WILL THE PROPOSED ACQUISITION AND NEW INVESTMENT ADVISORY AGREEMENT AFFECT ME?

A.           The Proposed Acquisition will not result in material changes to the Fund’s investment objective and principal investment strategies or any increase in the Fund’s fees and expenses. However, it is anticipated that, over time, the involvement and oversight of Russell and RIMCo may lead to changes in the operations and management of the Trust and the Fund.

The new investment advisory agreement should have very little effect on you as a Shareholder of the Fund. The Fund would pay RIMCo, as it paid the Advisor prior to the Proposed Acquisition, a management fee computed at an annual rate of 0.35% of the Fund’s average daily net assets. In addition, the Board has been assured that there will be no reduction in the nature or quality of the investment advisory services provided to the Fund due to the change in investment advisers. Subject to Shareholder approval, the new advisory agreement would become effective concurrent with the closing of the Proposed Acquisition. The new advisory agreement would have an initial term of two (2) years, and thereafter would be subject to annual approval, as described more fully in the Proxy Statement.

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Q.	WHO IS RIMCo?

A.           RIMCo is a registered investment adviser and a wholly-owned subsidiary of Russell. RIMCo was established in 1982 to serve as the investment management arm of Russell. RIMCo serves as investment adviser to 49 mutual fund portfolios and as of November 30, 2010, managed over $34 billion. RIMCo is best known for pioneering the “multi-style, multi-manager” investment method in mutual funds.

Q.	WILL THERE BE ANY CHANGES TO THE FUND’S OTHER SERVICE PROVIDERS?

A.           Russell and RIMCo intend to evaluate the nature and quality of services provided by the Fund’s service providers as well as the economics of such arrangements, and will make recommendations for changes to the Trust’s Board, if any, as they deem appropriate. Until the Board takes further action, Foreside Fund Services, LLC will continue to serve as the Fund’s Distributor and The Bank of New York Mellon will continue to serve as the Fund’s Administrator, Transfer Agent, and Custodian.

Q.	HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A.           After careful consideration, the Board unanimously recommends that you vote “FOR” the proposal. Please see the section entitled “Board Recommendation” for a discussion of the Board of Trustees’ considerations in making such a recommendation.

Q.	WHAT HAPPENS IF THE NEW INVESTMENT ADVISORY AGREEMENT IS NOT APPROVED?

A.           The approval of the new investment advisory agreement is a condition precedent to the closing of the Proposed Acquisition. Therefore, if the new investment advisory agreement is not approved by Shareholders on February 18, 2011, the closing of the Proposed Acquisition will be delayed until Shareholder approval is obtained. The Advisor will continue to serve as investment adviser to the Fund under the existing investment advisory agreement until the closing of the Proposed Acquisition.

Q.           WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

A.           To be approved, the proposal must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Q.  HOW DO I PLACE MY VOTE?

A.           You may vote by mail with the enclosed proxy card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Fund’s proxy solicitation agent at the telephone number below.

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Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting in person at the Meeting.

Q.  WHOM DO I CALL IF I HAVE QUESTIONS?

A.           We will be happy to answer your questions about this proxy solicitation. If you have questions, please call Okapi Partners at 1-855-208-8902.

REMEMBER - YOUR VOTE COUNTS, EVEN IF YOU HAVE REDEEMED YOUR SHARES BETWEEN THE RECORD DATE AND THE DATE OF THE MEETING!

If your completed proxy ballot is not received, you may be contacted by representatives of the Fund, by employees or agents of the Advisor, by representatives of other financial intermediaries, or by our proxy solicitor, Okapi Partners. Okapi Partners has been engaged to assist the Fund in soliciting proxies. Representatives of Okapi Partners will remind you to vote your shares.

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U.S. ONE TRUST

One Fund®

P.O. Box 17073
Reno, NV 89511

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 18, 2011

To Shareholders of the One Fund®:

NOTICE IS GIVEN THAT a special meeting of Shareholders (the “Meeting”) of the One Fund® (the “Fund”) of U.S. One Trust (the “Trust”), a Delaware statutory trust, will be held at the offices of Russell Investments, One Maritime Plaza, San Francisco, California 94111, on February 18, 2011 at 9:00 a.m. Pacific Time, for the following purposes:

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Russell Investment Management Company (“Proposal 1”); and

2.	To transact such other business as may properly come before the Meeting.

After careful consideration, the Board of Trustees unanimously recommends that you vote “FOR” Proposal 1.

Shareholders of record as of the close of business on January 26, 2011 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy card. This is important to ensure a quorum at the Meeting.

In addition to voting by mail, you may also authorize your vote by either telephone or via the Internet, as follows:

	To vote by Telephone:		To vote by the Internet:
(1)	Read the Proxy Statement and have the enclosed proxy card at hand.	(1)	Read the Proxy Statement and have the enclosed proxy card at hand.
(2)	Call the toll-free number that appears on the enclosed proxy card.	(2)	Go to the website that appears on the enclosed proxy card.
(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.	(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

Proxies may be revoked prior to the Meeting by timely executing and Submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting in person at the Meeting.

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We encourage you to vote your shares by telephone or via the Internet using the control number that appears on your enclosed proxy card(s). Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. If you should have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Okapi Partners at 1-855-208-8902.

BY ORDER OF THE BOARD OF TRUSTEES,

PAUL HRABAL
CHAIRMAN

January ___, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 18, 2011

The Fund’s Notice of a Special Meeting of Shareholders, Proxy Statement and Form of Proxy Card are available on the Internet at http://www.onefund.com/vote.

PLEASE RESPOND. YOUR VOTE IS IMPORTANT WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(s), WHICH NEED(s) NO POSTAGE IF MAILED IN THE UNITED STATES. YOU HAVE BEEN PROVIDED WITH THE OPPORTUNITY ON YOUR PROXY CARD(s) OR VOTING INSTRUCTION FORMS TO PROVIDE VOTING INSTRUCTIONS VIA AUTOMATED TELEPHONE OR INTERNET, AND OTHERWISE AUTHORIZE THE PERSONS NAMED AS PROXY HOLDERS IN THE ENCLOSED PROXIES TO ACT ON YOUR BEHALF AT THE MEETING; PLEASE TAKE ADVANTAGE OF THESE PROMPT AND EFFICIENT VOTING OPTIONS. YOU MAY ALSO VOTE BY CALLING THE OKAPI PARTNERS REPRESENTATIVE.

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INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.           Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.           Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.           Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts	Valid Signature
ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer	John Doe
ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

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U.S. ONE TRUST

One Fund®

P.O. Box 17073
Reno, NV 89511

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 18, 2011

The Board of Trustees (the “Board”) of U.S. One Trust (the “Trust”), a Delaware statutory trust, is soliciting proxies from the Shareholders of the One Fund® (the “Fund”), a series of the Trust, in connection with a special meeting of Shareholders of the Fund, and at any adjournment or postponement thereof (the “Meeting”), to be held at the offices of Russell Investments, One Maritime Plaza, San Francisco, California 94111, on February 18, 2011 at 9:00 a.m. Pacific Time.

The Meeting’s notice, this proxy statement (the “Proxy Statement”) and proxy card(s) are being sent to Shareholders of record as of the close of business on January 26, 2011 (the “Record Date”) beginning on or about January ___, 2011. Additional information about the Fund is available by calling 1-866-ONE-FUND. Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household owns shares of the Fund, unless the Fund has received contrary instructions from the Shareholder. If you need additional copies of this Proxy Statement, please contact our proxy solicitor, Okapi Partners, at 1-855-208-8902.

At the Meeting, Shareholders will vote on the following proposals (each a “Proposal” and collectively, the “Proposals”):

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Russell Investment Management Company (“RIMCo”) (the “New Advisory Agreement”); and

2.	To transact such other business as may properly come before the Meeting.

Any Shareholder who owned shares of the Fund on the Record Date is entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Each Shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

Shareholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before the proxies are voted. Unrevoked proxies will be voted as specified on the proxy card(s) and, unless specified to the contrary, will be voted “FOR” each Proposal.

A quorum is constituted by the presence in person or by proxy of the Shareholders of record of Fund shares issued and outstanding and entitled to vote representing more than twenty-five percent (25%) of the total combined net asset value of all shares issued and outstanding and entitled to vote. In the event that a quorum is not present at the Meeting, the Shareholders of a majority of the votes present in person or by proxy may adjourn the Meeting from time to time to a date not more than 120 days after the Record Date without notice other than announcement at such Meeting.

The persons named as proxies will vote, in their discretion, those proxies that they are entitled to vote “FOR” or “AGAINST” each Proposal. Approval of Proposal 1 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the vote of “a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) the holders of 67% or more of the shares represented at the Meeting, if the holders of more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund.

Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes. Abstentions will be counted as present and entitled to vote at the Meeting but will not be considered votes cast at the Meeting. Broker non-votes are shares held in “street name” for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes are effectively votes against Proposal 1 because an absolute percentage of affirmative votes is required to approve the Proposal.

Additional information regarding outstanding shares, voting your proxy card(s) and attending the Meeting(s) are included at the end of the Proxy Statement in the section entitled “Voting Information.”

The Proposed Acquisition

On January 6, 2011, Mr. Paul Hrabal, the sole owner and stockholder of U.S. One, Inc. (the “Advisor”), the investment adviser to the Fund, and Chairman of the Trust’s Board of Trustees, entered into an agreement (the “Stock Purchase Agreement”) with Frank Russell Company (“Russell”) pursuant to which Russell has agreed to purchase from Mr. Hrabal all of the issued and outstanding stock of the Advisor on the terms and conditions set forth in the Stock Purchase Agreement (the “Proposed Acquisition”). Concurrent with the closing of the Proposed Acquisition and subject to Shareholder approval, the Advisor would be replaced as the Fund’s investment adviser by Russell Investment Management Company (“RIMCo”), but is expected to remain a wholly-owned subsidiary of Russell. The closing of the Proposed Acquisition would result in a change of control of the Advisor, which under the terms of the existing advisory agreement between the Trust and the Advisor, dated March 26, 2010 (the “Existing Advisory Agreement”), terminates the Existing Advisory Agreement. Therefore, concurrent with the closing of the Proposed Acquisition and subject to Shareholder approval, RIMCo will assume responsibility for providing investment advisory services to the Fund pursuant to the New Advisory Agreement.

Russell is a U.S.-based global investment management firm. Russell was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell is itself an independently operating subsidiary of The Northwestern Mutual Life Insurance Company, a mutual life insurance corporation founded in 1857 and headquartered in Milwaukee, Wisconsin. Russell has been a pioneer in the employment of a manager-of-managers structure. Russell employs over 250 financial service professionals, including 115 research professionals and 89 portfolio management professionals dedicated to providing investment management services and related research.

RIMCo, a wholly-owned subsidiary of Russell, is a corporation organized under the laws of the State of Washington. RIMCo is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIMCo’s primary business activity is providing investment management services to the Russell funds. RIMCo provides or oversees the provision of investment advisory and portfolio management services for such funds, including the development of the funds’ investment programs. In addition, RIMCo, through Russell’s manager-of-managers structure, may also allocate assets from a fund to multiple money managers. RIMCo serves as investment adviser to 49 mutual fund portfolios and as of November 30, 2010, managed over $34 billion.

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The Proposed Acquisition is expected to provide a variety of benefits to the Fund and its Shareholders. The Trust and the Fund are expected to benefit from the management experience of Russell and RIMCo as well as the considerable resources available to Russell. The management experience and resources Russell and RIMCo are able to contribute should help to ensure that the Fund continues to pursue its investment objective and the continued development of the Trust with the creation of new exchange-traded products. In addition, the Fund also may benefit from Russell’s well recognized brand in the investment and financial services industry and expansive distribution network. The potential for increased distribution of the Fund’s shares could lead to a reduction in the Fund’s expense ratio due to economies of scale resulting in improved performance, both of which would ultimately benefit the Fund’s Shareholders.

At an in-person meeting held on January 7, 2011, for the reasons discussed below (see “Board Considerations in Approving the New Advisory Agreement” below), the Board, including a majority of the Board members who are not “interested persons,” as defined in the 1940 Act (the “Independent Trustees”), unanimously approved the New Advisory Agreement and recommended its approval by Shareholders as being in the best interests of the Fund and its Shareholders. The 1940 Act requires that the New Advisory Agreement be approved by the Fund’s Shareholders in order for it to become effective. As of the record date, Mr. Hrabal owns a majority of the Fund’s outstanding shares (approximately XX.X%) and intends to vote his shares in favor of approving the New Advisory Agreement. Thus, it is likely that the New Advisory Agreement will be approved by Shareholders.

Section 15(f) of the 1940 Act offers a safe harbor for persons selling advisory businesses from claims that they have sold a fiduciary office (i.e., their investment advisory contractual relationship with the funds they advise) in exchange for compensation in the sale of their business. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser of a registered investment company occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the completion of the transaction, at least 75% of the investment company’s board of trustees must not be “interested persons,” as defined in the 1940 Act, of the investment adviser or predecessor adviser. The Trust currently satisfies this test. Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person,” as defined in the 1940 Act, of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of, an investment company, other than bona fide ordinary compensation as principal underwriter, or (ii) from an investment company or its security holders for other than bona fide investment advisory or other services.

Consistent with the conditions of Section 15(f), Russell and RIMCo have agreed that they will not take any action that would have the effect, directly or indirectly, of causing any requirement of the provisions of Section 15(f) to be violated with respect to the Proposed Acquisition. Russell and RIMCo represented to the Board that no unfair burden would be imposed on the Fund as a result of the Proposed Acquisition.

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Service Providers

U.S. One, Inc. serves as the investment adviser to the Fund and is located at 9190 Double Diamond Parkway, Reno, Nevada 89521.

The Bank of New York Mellon, whose principal business address is One Wall Street, New York, New York 10286, serves as administrator, custodian, and transfer agent to the Fund. Foreside Fund Services, LLC (the “Distributor”), whose principal business address is Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor of Creation Units for the Fund on an agency basis.

The shares of the Fund trade on NYSE Arca, Inc. (“NYSE Arca”) under the ticker symbol, ONEF.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE “FOR” THE APPROVAL OF THE PROPOSAL.

The date of this Proxy Statement is January ___, 2011.

Additional information about the Fund is available in its prospectus, statement of additional information and semi-annual report to Shareholders. The Fund’s most recent semi-annual report previously have been mailed to Shareholders. Additional copies of any of these documents are available without charge by calling 1-866-ONE-FUND, by writing to U.S. One, Inc., P.O. Box 17073, Reno, NV 89511 or by visiting the Fund’s website at www.onefund.com. All of these documents also are on file with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.

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TABLE OF CONTENTS

DISCUSSION OF PROPOSAL	1
PROPOSAL – TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND RIMCo	1
Description of Proposal 1	1
Description and Comparison of the New Advisory Agreement and the Existing Advisory Agreement	1
Board Considerations in Approving the New Advisory Agreement	3
Board Approval and Recommendation	5
Information Concerning Russell and RIMCo	5
Required Vote	6
ADDITIONAL INFORMATION	7
Security Ownership of Management	7
Beneficial Share Ownership	7
Shareholder Communications with the Board of Directors	7
Householding	7
SHAREHOLDER PROPOSALS	7
VOTING INFORMATION	8
Quorum, Record Date and Share Ownership	8
Submitting and Revoking Your Proxy	8
Required Vote	8
Solicitation of Proxies	9
OTHER BUSINESS	9
INDEX TO EXHIBITS TO PROXY STATEMENT
EXHIBIT A

DISCUSSION OF PROPOSAL

PROPOSAL – TO APPROVE A NEW INVESTMENT ADVISORY
AGREEMENT BETWEEN THE TRUST AND RIMCo

Description of Proposal 1

At the Meeting, you will be asked to approve the New Advisory Agreement between the Trust, on behalf of the Fund, and RIMCo. RIMCo is a registered investment adviser and an affiliate of Russell.  RIMCo serves as the investment adviser to 49 mutual funds and has been providing advisory services to mutual funds since 1982. A general description of the proposed New Advisory Agreement is included below. A form of the New Advisory Agreement is attached hereto as Exhibit A.

Under the 1940 Act, a change in control of an investment adviser results in the assignment, and automatic termination, of the investment advisory agreement. The Proposed Acquisition will result in a change of control of the Advisor and the automatic termination of the Existing Advisory Agreement. A new investment advisory agreement, such as the New Advisory Agreement, requires the approval of both the board of trustees of the investment company and the shareholders of such investment company.

In anticipation of the closing of the Proposed Acquisition, the Trustees, including a majority of the Independent Trustees, considered and approved, subject to Shareholder approval, the New Advisory Agreement at an in-person Special Meeting of the Board of Trustees held on January 7, 2011. The terms of the New Advisory Agreement are substantially similar in all material respects to the terms of the Existing Advisory Agreement. In particular, the advisory fee payable under the New Advisory Agreement is the same as the advisory fee provided for by the Existing Advisory Agreement. Subject to Shareholder approval, the New Advisory Agreement would become effective concurrent with the closing of the Proposed Acquisition, which is expected to occur prior to the end of the first quarter of 2011, would have an initial term of two (2) years, and would continue in effect thereafter for successive annual periods so long as such continuance is specifically approved at least annually (i) by either the Board or by vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of each Fund, and (ii) in either event, by the vote of a majority of the Independent Trustees cast in-person at a meeting called for the purpose of voting on such approval. The Board recommends that Shareholders approve the New Advisory Agreement.

Description and Comparison of the New Advisory Agreement and the Existing Advisory Agreement

General Information.  The following description of the material terms of the New Advisory Agreement is qualified in its entirety by reference to the form of New Advisory Agreement attached hereto as Exhibit A. The New Advisory Agreement contains materially similar terms as the Existing Advisory Agreement except for the name of the investment adviser, the effective date, and the governing law provision. Pursuant to the Existing Advisory Agreement, the Advisor served as the investment adviser to the Fund since its inception. The Trustees, including a majority of the Independent Trustees, approved the Existing Advisory Agreement at the Trust’s organizational meeting held in-person on March 3, 2010. The Existing Advisory Agreement was approved by the Funds’ initial Shareholder on March 3, 2010. A discussion regarding the basis for the Board’s approval of the Existing Advisory Agreement can be found in the Trust’s Semi-Annual Report to Shareholders for the period ended June 30, 2010, as supplemented.

Investment Advisory Services.  In accordance with the terms of the New Advisory Agreement, RIMCo would serve as investment adviser to the Fund. As part of the services it provides, RIMCo would be responsible for, among other things: (i) furnishing a continuous investment program for the Fund, subject to the terms of the New Advisory Agreement and the supervision of the Board; (ii) determining, from time to time, what investments or securities will be purchased, retained or sold by the Fund and what portion of the assets of the Fund will be invested or held uninvested as cash; (iii) providing periodic reports to the Trust’s Board of Trustees concerning RIMCo’s discharge of its duties and responsibilities under the New Advisory Agreement as the Board of Trustees reasonably requests; (iv) voting, or in accordance with RIMCo’s proxy voting policies, procedures and guidelines cause to be voted, proxies, exercising consents, and exercising all other rights appertaining to securities and assets held by the Fund in accordance with the voting policies and procedures approved by the Board; (vi) as appropriate, selecting broker-dealers to execute portfolio transactions for the Fund; (vii) making available and providing financial, accounting, and statistical information required by the Trust for the preparation of registration statements, reports, and other documents required by applicable federal and state securities laws, applicable rules and regulations of a Fund’s national securities exchange or applicable self-regulatory organization (“SRO”); (viii) maintaining and preserving for the periods prescribed by Rule 31a-2 under the 1940 Act, such records as are required to be maintained by Rule 31a-1 under the 1940 Act; and (ix) making available and providing such information regarding the Fund’s intra-day net asset value as may be reasonably necessary or helpful for the listing of a Fund’s Shares on NYSE Arca and compliance with applicable federal and state securities laws and applicable NYSE Arca and SRO rules and regulations, including the provision of such information on a publicly available internet website. The services to be provided under the New Advisory Agreement are substantially similar to those provided under the Existing Advisory Agreement.

Under the New Advisory Agreement, RIMCo has the authority, through a sub-advisory agreement or other arrangement, to delegate to a sub-adviser any of its duties under the New Advisory Agreement, including the management of all or a portion of the assets being managed. RIMCo would supervise the sub-adviser(s). The Existing Advisory Agreement provided the Advisor with the same delegation authority.

Expenses and Advisory Fees.  The fees and expenses to be paid under the New Advisory Agreement are the same as those paid under the Existing Advisory Agreement.

As compensation for its investment advisory services under the Existing Advisory Agreement, the Advisor received a management fee equal to an annual rate of 0.35% of the average daily net assets of the Fund. The fees were accrued daily and paid monthly. Under the Existing Advisory Agreement, the Advisor has agreed to pay all expenses incurred by the Trust except for interest, taxes, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, litigation expenses, acquired fund fees and expenses and extraordinary expenses.

 For the fiscal year ended December 31, 2010, the aggregate advisory fee paid to the Advisor was $10,667.

Broker-Dealer Relationships. Like the Existing Advisory Agreement, the New Advisory Agreement provides that RIMCo is responsible for the selection of broker-dealers and is directed at all times to seek the best or most favorable price and execution consistent with the 1940 Act and the Securities Exchange Act of 1934.

Limitation of Liability. Similar to the Existing Advisory Agreement, the New Advisory Agreement provides that RIMCo will not be liable to the Trust or to any Shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security unless RIMCo is found to have acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the New Advisory Agreement. The Existing Advisory Agreement also explicitly provided for the limitation of liability with respect to the liability of any Trustee, officer, or Shareholder. A similar limitation of liability is not included in the New Advisory Agreement, but the substance of such limitation is also provided for in the Trust’s governing documents.

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Governing Law. The New Advisory Agreement provides that it will be construed in accordance not only with applicable federal law, but with the laws of the State of Washington. In contrast, the Existing Advisory Agreement provided that its terms were to be governed and construed in accordance with the substantive laws of the State of Delaware.

Term of the New Advisory Agreement. Subject to Shareholder approval, the New Advisory Agreement will take effect concurrent with the closing of the Proposed Acquisition. The New Advisory Agreement provides that it will remain in full force and effect for two (2) years from its effective date, and will continue in force from year to year thereafter, so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities, as defined in the 1940 Act.

Termination. The New Advisory Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust’s Board of Trustees and may be terminated by RIMCo on 60 days’ written notice to the Trust. The New Advisory Agreement will terminate automatically in the event of its assignment (as defined under the 1940 Act). In comparison, the Existing Advisory Agreement also requires that the Board provide 60 days’ notice if the Existing Advisory Agreement is terminated either by a vote of the Board or the vote of a majority of the outstanding voting securities of the Fund.

Board Considerations in Approving the New Advisory Agreement

Factors Considered. At an in-person meeting held on January 7, 2011, the Board of Trustees, including the Independent Trustees, convened to: (i) discuss the Proposed Acquisition and its potential effect on the Trust and the Fund; (ii) discuss the Board approvals necessary as a result of the Proposed Acquisition; and (iii) review and approve the terms of the New Advisory Agreement (the “Special Meeting”). Prior to the Special Meeting, the Board received and reviewed information regarding Russell and the services to be provided by RIMCo to the Trust and the Fund under the New Advisory Agreement. The Board also was provided with information regarding the Proposed Acquisition and intentions for the business, operations and personnel of the Advisor and the Fund after the closing of the Proposed Acquisition. This information formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board at the Special Meeting, and the conclusions that formed the basis for the Board’s approval and recommendation to Fund Shareholders. The Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

(i)           The nature, extent and quality of the services to be provided by the Advisor.

The Board reviewed in detail the nature, extent and quality of services to be provided by RIMCo under the New Advisory Agreement. The Board reviewed the services to be provided to the Fund by RIMCo, including, but not limited to, making the day-to-day investment decisions for the Fund and generally managing the Fund’s investments in accordance with the stated investment objective and policies of the Fund. The Board received information concerning the investment philosophy and investment process to be employed by RIMCo in managing the Fund. In addition, RIMCo provided information or made a presentation regarding, among other things, RIMCo’s financial condition, projected profitability and ownership structure. The Board considered that RIMCo will provide, or will arrange for the provision of, transfer agency, custody, fund administration and accounting, and other non-distribution services necessary for the Fund’s operation. The Board also considered and discussed, among other things, RIMCo’s proposed processes, as well as RIMCo’s investment approach. The Board considered the professional experience and qualifications of the senior management and key professional personnel of RIMCo, including those individuals responsible for portfolio management. The Board also considered that RIMCo would retain Mr. Hrabal, the Fund’s current Chief Investment Officer, as a consultant, and that this would help to provide continuity in the management of the Fund.

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The Board considered that RIMCo provides office facilities and equipment for use by the Fund and supervisory persons responsible for supervising and monitoring the Trust’s service providers. The Board also considered that RIMCo pays for the compensation of officers of the Trust who are also officers or employees of RIMCo, except as may otherwise be determined by the Board.

The Board evaluated these factors in consultation with Fund counsel. Based on its review, the Board concluded that the nature, extent, and quality of services to be provided by RIMCo under the New Advisory Agreement were reasonable and appropriate in relation to the advisory fee.

(ii)	The cost of the advisory services and the profits to the Advisor and its affiliates from their relationship with the Funds.

The Board considered the level of advisory fees to be paid by the Fund to RIMCo and the projected profitability of RIMCo. The Board also considered the Fund’s proposed fee structure in comparison to other mutual funds.

In evaluating the costs of the services to be provided by RIMCo under the New Advisory Agreement and the profitability of RIMCo, the Board considered, among other things, that the New Advisory Agreement generally contains the same terms and conditions as the prior advisory agreement, and that the contractual advisory fee rate payable under the New Advisory Agreement, is identical to the contractual advisory fee rate payable under the prior advisory agreement.

 (iii)           The extent to which economies of scale will be realized as the Funds grow and whetherfee levels reflect those economies of scale.

The Board considered whether economies of scale would be realized by the Fund at higher asset levels. The Board also assessed whether certain costs would increase if asset levels rise. The Board concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Fund were to experience significant growth. In the event there were to be significant asset growth in the Fund, the Board determined to reassess whether the advisory fees appropriately took into account any economies of scale that had been realized as a result of that growth.

(iv)           Other factors.

As referenced previously, Mr. Hrabal, as the sole owner and stockholder of the Advisor, has a material pecuniary interest in the successful completion of the Proposed Acquisition. In addition, Mr. Hrabal serves as the Chairman of the Board and, on January 7, 2011, owned approximately 50.6% of the Fund’s outstanding shares. Mr. Hrabal’s material pecuniary interest in the Proposed Acquisition creates an incentive on the part of Mr. Hrabal to approve the New Advisory Agreement to ensure the successful closing of the Proposed Acquisition and, thus, may be deemed to create a conflict of interest with respect to Mr. Hrabal’s role as a Trustee and Shareholder of the Fund. However, because the Proposed Acquisition is expected to benefit both the Fund and its Shareholders and will not disadvantage the Fund or Shareholders in any manner, Mr. Hrabal’s interests as the sole owner and stockholder of the Adviser are aligned with those of the Fund’s Board and Shareholders.

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Board Approval and Recommendation

As a result of the considerations described above, the Board determined to approve the New Advisory Agreement. The Board based its decision on evaluations of all of the considerations described above as a whole and did not consider any one factor as all-important or controlling. The Trustees, including a majority of the Independent Trustees, concluded that the terms of the New Advisory Agreement are fair and reasonable, that the fees stated therein are reasonable in view of the services to be provided to the Fund, and for these reasons the Board concluded that the New Advisory Agreement should be approved and recommended to the Fund’s Shareholders. Based on the foregoing, the Trustees, including a majority of the Independent Trustees, who were present at the Special Meeting on January 7, 2011, unanimously voted to approve and to recommend to the Fund’s Shareholders to approve the New Advisory Agreement. As discussed earlier herein, the Advisor will continue to serve as the Fund’s investment adviser under the Existing Advisory Agreement until the close of the Proposed Acquisition.

Information Concerning Russell and RIMCo

Russell is a U.S.-based global investment management firm. Russell was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell is itself an independently operating subsidiary of The Northwestern Mutual Life Insurance Company, a mutual life insurance corporation founded in 1857 and headquartered in Milwaukee, Wisconsin. Russell has been a pioneer in the employment of a manager-of-managers structure. Russell employs over 250 financial service professionals, including 115 research professionals and 89 portfolio management professionals dedicated to providing investment management services and related research.

RIMCo, a wholly-owned subsidiary of Russell, is a corporation organized under the laws of the State of Washington. RIMCo is registered as an investment adviser under the Advisers Act. RIMCo’s primary business activity is providing investment management services to the Russell funds. RIMCo provides or oversees the provision of investment advisory and portfolio management services for such funds, including the development of the funds’ investment programs. In addition, RIMCo, through Russell’s manager-of-managers structure, may also allocate assets from a fund to multiple money managers. RIMCo serves as investment adviser to 49 mutual fund portfolios and as of November 30, 2010, managed over $34 billion.

RIMCo does not currently provide investment advisory services to any operating exchange-traded funds. However, RIMCo has extensive experience advising asset allocated diversified funds of funds, and the provision of investment advisory services to exchange-traded funds is a key corporate initiative for Russell. Russell has devoted significant attention and resources to this initiative. Russell has retained a number of senior-level executives with substantial experience providing services to exchange-traded funds.

The names, titles and principal occupations of key personnel of RIMCo are set forth in the table below. The business address of Russell and each person listed below is 1301 Second Avenue, Seattle, Washington 98101.

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Name	Title/Principal Occupation
Peter J. Gunning	Chairman, President, Chief Executive Officer, Chief Investment Officer, and Director
Matthew C. Moss	Chief Financial Officer
Cheryl B. Wichers	Chief Compliance Officer
Ron Bundy	Director
Sandy Cavanaugh	Director
Mark E. Swanson	Director
Kenneth Willman	Director

For additional information about Russell and RIMCo, you may visit their website at www.russell.com. For text-only copies of RIMCo’s public filings, you may visit the EDGAR Database on the SEC’s website at www.sec.gov.

Required Vote

Approval of Proposal 1 requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the affirmative vote of the lesser of (1) the holders of 67% or more of the shares represented at the Meeting, if the holders of more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund.  In the event the Proposal is not approved by the Fund’s Shareholders, the Board will consider alternatives available to the Fund, including, without limitation, the Advisor continuing to serve as an investment advisor to the Fund in the manner and to the extent permitted by the 1940 Act.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE “FOR” APPROVAL OF PROPOSAL 1.

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ADDITIONAL INFORMATION

Security Ownership of Management

As of January 26, 2011, Mr. Hrabal owned beneficially [XX.X]% of the shares of the Fund. The remaining officers and Trustees, as a group, owned beneficially less than [X]% of the shares of the Fund as of January 26, 2011.

Beneficial Share Ownership

Although the Fund does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants, as of January 26, 2011, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund is set forth in the table below:

Name and Address	%
[ ]	[ ]

Shareholder Communications with the Board of Directors

The Board has provided for a process by which Shareholders may send communications to the Board. If a Shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to the Secretary of the Trust, c/o U.S. One, Inc., P.O. Box 17073, Reno, NV 89511 who will forward such communication to the Trustees.

Householding

Shareholders of the Fund may have family members living in the same home who also own shares of the Fund. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account, the Fund will, until notified otherwise, send only one copy of the prospectus, shareholder report and proxy statement to each household address. If you would like to receive separate documents for each account holder, please call the Fund at 1-866-ONE-FUND or write to the Trust c/o U.S. One, Inc., P.O. Box 17073, Reno, NV 89511. If you currently share a household with one or more other Shareholders of the Fund and are receiving duplicate copies of the prospectuses, shareholder reports or proxy statements and would prefer to receive a single copy of such documents, please call or write the Fund at the phone number or address listed above.

SHAREHOLDER PROPOSALS

The Trust is organized as a statutory trust under the laws of Delaware. As such, the Trust is not required to, and does not, hold annual shareholder meetings. Nonetheless, the Board may call a special meeting of Shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Trust’s Agreement and Declaration of Trust and By-Laws. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Secretary of the Trust, c/o U.S. One, Inc., P.O. Box 17073, Reno, NV 89511 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the Shareholders be held for the purpose of considering matters requiring Shareholder approval.

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VOTING INFORMATION

Quorum, Record Date and Share Ownership

Shareholders of record as of the close of business on January 26, 2011 (the “Record Date”), are entitled to vote at the Meeting. The presence in person or by proxy of the Shareholders of record of Fund shares issued and outstanding and entitled to vote representing more than twenty-five percent (25%) of the total combined net asset value of all shares issued and outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting. In the absence of a quorum or in the event that a quorum is present at a Meeting, but votes sufficient to approve the Proposal are not received, the Shareholders of a majority of the votes present in person or by proxy may adjourn the Meeting from time to time to a date not more than 120 days after the Record Date without notice other than announcement at such Meeting. The Fund’s number of shares outstanding as of the Record Date is [X,XXX,XXX].

Submitting and Revoking Your Proxy

All properly executed and unrevoked proxies received in time for the Meeting(s) will be voted as instructed by Shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” Proposal 1. In addition, if other matters are properly presented for voting at the Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment.

Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Meeting(s) in person. Shareholders have three options for submitting their proxy votes: (1) via the Internet, (2) by phone or (3) by mail. We encourage you to vote by Internet or by phone. It is convenient, and it saves the Fund significant postage and processing costs. In addition, when you vote via the Internet or by phone prior to the date of the Meeting(s), your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. If you plan to attend the Meeting(s), you may also submit your vote in person, and any previous votes that you submitted, whether by Internet, phone or mail, will be superseded by the vote that you cast at the Meeting(s).

At any time before it has been voted at the Meeting(s), your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Trust; (ii) by properly executing a later-dated proxy (by the methods of voting described above); or (iii) by attending the Meeting(s) and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you will receive other instructions that you must follow in order to vote.

Required Vote

Approval of Proposal 1 requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the affirmative vote of the lesser of (1) the holders of 67% or more of the shares represented at the Meeting, if the holders of more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund. In the event Proposal 1 is not approved by the Fund’s Shareholders, the Board will consider alternatives available to the Fund, including, without limitation, the Advisor continuing to serve as an investment adviser to the Fund in the manner and to the extent permitted by the 1940 Act.

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For purposes of determining whether Shareholders of the Fund have approved the Proposal, abstentions and broker non-votes effectively will be votes “AGAINST” Proposal 1 because Proposal 1 requires the affirmative vote of a majority of the Fund’s outstanding shares.

 Treating broker non-votes as votes against the Proposal can have the effect of causing Shareholders who choose not to participate in the proxy vote to prevail over Shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

Solicitation of Proxies

Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Fund, employees or agents of the Advisor, and one or more third-party agents, including other financial intermediaries, particularly as the date of the Meeting approaches. The Fund has retained a proxy solicitor, Okapi Partners, to assist in forwarding and soliciting proxies. Pursuant to this arrangement, Okapi Partners has agreed to contact banks, brokers and proxy intermediaries to secure votes on the Proposal described in the Proxy Statement. Should Shareholders require additional information regarding the proxy, they may call Okapi Partners toll-free at 1-855-208-8902.

Cost of the Meeting

The cost of the Meeting, including the costs of retaining Okapi Partners, preparing and mailing of the notice, Proxy Statement and proxy card, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by Russell.

OTHER BUSINESS

Management knows of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement.  If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of that Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

The Trust will furnish, without charge, a copy of the Fund’s most recent semi-annual report to any Shareholder upon request. A Shareholder who wishes to request copies of the Fund’s semi-annual report may do so by contacting the Advisor as follows:

Call:	1-866-ONE-FUND Monday through Friday 8:00 a.m. to 5:00 p.m. PST

Write:	U.S. One, Inc. P.O. Box 17073 Reno, NV 89511

Visit:	www.onefund.com

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INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A – Form of New Advisory Agreement

EXHIBIT A

FORM OF INVESTMENT ADVISORY AGREEMENT

U.S. ONE TRUST

INVESTMENT ADVISORY AGREEMENT made this [  ] day of [  ], 2011 (the “Agreement”) between Russell Investment Management Company, a Washington corporation (“Adviser”) and U.S. One Trust, a Delaware statutory trust (“Trust”), on behalf of each series of the Trust (each series is hereinafter referred to as a “Fund”) as set forth more fully in its Agreement and Declaration of Trust, its By-Laws and its Registration Statements under the Investment Company Act of 1940 (“1940 Act”) and the Securities Act of 1933, all as heretofore amended and supplemented;

WHEREAS, the Adviser is principally engaged in the business of rendering investment advisory services and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”); and

WHEREAS, the Trust is an open-end management investment company, registered with the Securities and Exchange Commission (“SEC”) under the 1940 Act and structured to offer shares of beneficial interest in the form of creation units (“Shares”) in its Funds, each of which is an exchange traded fund (“ETF”); and

WHEREAS, the Trust presently intends to offer Shares of each Fund listed on Exhibit A hereto (as amended from time to time); and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust and each of the Funds and the Adviser is willing to so render such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, it is agreed between the Trust and the Adviser as follows:

1.           Appointment of Adviser.

(a)           The Trust hereby appoints the Adviser to act as investment adviser to the Trust and each of its Funds for the periods, in the manner and on the terms and conditions herein set forth, subject to the supervision of the Board of Trustees of the Trust (“Board”). The Adviser accepts such appointment for the compensation herein provided and agrees to render the services and assume the obligations set forth in this Agreement commencing on the date that each Fund is offered to the public (“Effective Date”).

(b)           In the event that the Trust establishes one or more Funds (other than the current Funds) and desires to retain the Adviser to act as investment adviser for such new Funds, the Trust shall notify the Adviser in writing. If the Adviser is willing to render such services under this Agreement for any new Funds, the Adviser shall notify the Trust in writing and such new Funds shall be subject to the provisions of this Agreement to the same extent as the current Funds except to the extent that said provisions (including those relating to the compensation payable by the Trust to the Adviser with respect to any new Funds) are modified with respect to such new Fund in writing by the Trust and the Adviser at that time.

2.           Duties of Adviser.

(a)           Subject to the general supervision of the Board, the Adviser shall manage the investment operations of each Fund and the composition of each Fund’s assets, including the purchase, retention and disposition thereof. In this regard, the Adviser:

(i)           shall provide supervision of each Fund’s assets, furnish a continuous investment program for each Fund in accordance with each Fund’s Prospectus and Statement of Additional Information (“SAI”) included as part of the Trust’s registration statement filed with the SEC, and shall determine, from time to time, what investments or securities will be purchased, retained or sold by each Fund and what portion of the assets of each Fund will be invested or held uninvested as cash;

(ii)           shall provide periodic reports to the Trust’s Board of Trustees concerning the Adviser’s discharge of its duties and responsibilities under this Agreement as the Board of Trustees shall reasonably request;

(iii)           shall vote, or in accordance with the Adviser’s proxy voting policies, procedures and guidelines cause to be voted, proxies, exercise consents, and exercise all other rights appertaining to securities and assets held by each Fund in accordance with the voting policies and procedures approved by the Board;

(iv)           shall, as appropriate, select broker-dealers to execute portfolio transactions for each Fund. All purchase and sale orders will be placed with broker-dealers who are selected by the Adviser as able to provide “best execution” of such orders for the Funds.   However, this responsibility shall not be deemed to obligate Adviser to solicit competitive bids for each transaction.  Adviser agrees that it will not execute any portfolio transactions with a broker or dealer which is an “affiliated person” (as defined in the 1940 Act) of the Adviser except pursuant to the Trust’s Board approved 17e-1 Polices and Procedures for Affiliated Brokerage Transactions. “Best execution” shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. Whenever the Adviser places orders, or directs the placement of orders, for the purchase or sale of portfolio securities on behalf of each Fund, in selecting brokers or dealers to execute such orders, the Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that may enhance the Adviser’s research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of Securities Exchange Act of 1934 Act, amended (“1934 Act”), that the Adviser may use a broker whose commissions on transactions may exceed the commissions that another broker would have charged for effecting the transactions, provided that the Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of each Fund or the Adviser’s overall responsibilities to the Adviser’s discretionary accounts;

(v)           may, on occasions when it deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts managed by the Adviser, aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain best execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Fund and to such other accounts;

(vi)           shall make available and provide financial, accounting, and statistical information required by the Trust for the preparation of registration statements, reports, and other documents required by applicable federal and state securities laws, applicable rules and regulations of a Fund’s national securities exchange as defined in Section 2(a)(26) of the 1940 Act (“Stock Exchange”) or applicable self-regulatory organization (“SRO”) and with such information as the Trust may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Trust’s shares;

(vii)           shall make available and provide such information regarding a Fund’s intra-day net asset value as may be reasonably necessary or helpful for the listing of a Fund’s Shares on the Stock Exchange and compliance with applicable federal and state securities laws and applicable Stock Exchange and SRO rules and regulations, including the provision of such information on a publicly available internet website;

(viii)        in connection with its management of each Fund, shall take into account, where possible, anticipated purchases and redemptions of Shares (including creation units) by approved participants eligible to transact in Shares directly with the Trust (“Shareholders”);

(ix)           shall provide information and assistance as reasonably requested by the other service providers of the Trust in connection with the registration of Shares of each Fund in accordance with applicable state and foreign law securities requirements and regulatory requirements applicable to investors in each Fund;

(x)           shall furnish to the Trust or its designees, such statistical information with respect to the assets or investments that a Fund (or portions of any Fund) may hold or contemplate purchasing as the Board or its designees may reasonably request;

(xi)           shall furnish to the Board such periodic and special reports as the Board members may reasonably request; and

(xii)           shall make available its officers and employees to the Board of Trustees and officers of the Trust for consultation and discussions regarding the management of the Trust and its investment activities.

(b)           The Adviser, in connection with its rights and duties with respect to the Trust:

(i)           shall use the same skill and care in the management of the Funds’ portfolios as it uses in the management of other accounts to which it provides investment advisory services, but shall not be obligated to give the Trust more favorable or preferential treatment vis-a-vis its other clients; and

(ii)           shall act in conformity with the Trust’s Agreement and Declaration of Trust, By-Laws, registration statement, Prospectus, SAI, any exemptive orders, and instructions and directions of the Board members, and comply with and conform to the requirements of all applicable securities and tax laws and rules, including the 1940 Act, the Advisers Act, the Internal Revenue Code and all other applicable federal and state laws, regulations and rulings and applicable Stock Exchange and SRO rules and regulations.

(c)           The Adviser shall:

(i)           use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code and the regulations thereunder;

(ii)           discharge the foregoing responsibilities subject to the control and supervision of the Board and in compliance with such policies and procedures of the Trust (regarding each Fund) that the Board may from time to time establish;

(iii)           promptly notify the Trust in the event that the Adviser or any of its affiliates: (I) becomes aware that it is subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement or (II) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority with respect to its services under this Agreement.

(d)           The Adviser shall initially determine and make any subsequent modifications to the portfolio composition file (“PCF”) of each Fund. The PCF shall specify the amount of the cash component, the identity and number of shares of the securities to be accepted in exchange for “Creation Units” for each Fund and the securities that will be applicable that day to redemption requests received for each Fund (and may give directions to the Trust’s custodian with respect to such designations).

(e)           In providing investment advisory services to each Fund, the Adviser will provide each Fund with ongoing investment guidance, policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy.

(f)           The Adviser may delegate some or all of its duties and obligations under this Agreement to one or more investment sub-advisers (“Money Managers”); provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Board members and approved in a manner consistent with the 1940 Act and applicable exemptive relief. However, no such delegation shall relieve the Adviser of its duties and obligations with respect to the management of each Fund’s assets pursuant to this Agreement and in accordance with applicable law.  In the Adviser’s sole discretion, any such Money Manager (i) may have full or partial investment discretion and may make all determinations with respect to the investment of a Fund’s assets assigned to the Money Manager and the purchase and sale of portfolio securities with those assets, and such steps as may be necessary to implement its decision; or (ii) may be engaged to provide advice on a non-discretionary basis to the Adviser for use in making investment decisions for a Fund.

Subject to compliance with the 1940 Act and Fund policies and procedures, the Adviser may delegate the voting of proxies relating to a Fund’s portfolio securities in accordance with the proxy voting policies and procedures of the Fund.  If Adviser expressly directs Money Manager in writing to vote a proxy in Money Manager’s discretion, Money Manager shall vote such proxies solely in the best interests of the Fund’s shareholders and in accordance with applicable state and federal law, statutes, rules and regulations governing the voting of proxies by registered investment advisers, investment companies and fiduciaries.  If Money Manager requests that Adviser vote a proxy in a specified manner, such request by Money Manager, which shall not be binding upon Adviser, shall be made solely in accordance with the foregoing standards applicable to Money Manager’s discretionary voting of proxies. Each such request shall be accompanied by information satisfactory to Adviser explaining the requested vote which information shall set forth any interest, direct or indirect, of Money Manager in the outcome of the vote. In connection with each such request, Money Manager shall be deemed to have made a representation to Adviser and the Investment Company that such request has been made in compliance with this Section 2 and that all information provided in connection with such request is accurate and complete in all material respects.

           To the extent the Adviser determines to delegate some or all of its duties and obligations under this Agreement to one or more Money Managers, the Adviser shall research and evaluate Money Managers and shall advise the Board of Trustees of the Trust of the Money Managers which the Adviser believes are best suited for each Fund; shall monitor and evaluate the investment performance, or quality of recommendations, of each Money Manager employed by the Trust; shall determine the portion of each Fund’s assets to be managed by each Money Manager; shall recommend changes or additions of Money Managers when appropriate; shall coordinate the investment activities of the Money Managers; and acting as a fiduciary for the Trust shall compensate the Money Managers from the Adviser’s own resources.  The Adviser shall not be responsible or liable for the investment merits of any decision by a Money Manager to purchase, hold, or sell a security for a Fund.

(g)           The Adviser shall treat as confidential and proprietary information regarding each Fund, including of each Fund’s records and other information relative to each Fund and its prior, current or potential shareholders. The Adviser shall not use such records and information for any purpose other than the performance of its duties and responsibilities under this Agreement, except after prior notification to and approval in writing by the applicable Fund, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by such Fund.

(h)           The services of the Adviser hereunder are not deemed exclusive and the Adviser shall be free to render similar services to others (including other investment companies) so long as its services under this Agreement are not impaired thereby.  The Adviser shall use the same skill and care in the management of the Fund’s portfolios as it uses in the administration of other accounts to which it provides asset management consulting and manager selection services, but it shall not be obligated to give the Trust more favorable or preferential treatment vis-a-vis its other clients.

(i)           Subject to and in accordance with the Agreement and Declaration of Trust and Bylaws of the Trust and to Section 10(a) of the 1940 Act, it is understood that Trustees, officers, agents, and Shareholders of the Trust are or may be interested in the Adviser or its affiliates as directors, agents, or stockholders of the Adviser or its affiliates; that directors, officers, agents, and shareholders of the Manager or its affiliates are or may be interested in the Trust as Trustees, officers, agents, Shareholders, or otherwise; that the Adviser or its affiliates may be interested in the Trust as Shareholders or otherwise; and that the effect of any such interests shall be governed by said Master Trust Agreement, Bylaws, and the 1940 Act.

(j)           The Adviser will promptly notify the Trust in writing of the occurrence of any of the following events:

(i)           the Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; and/or

(ii)           the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust.

(k)           The Adviser is hereby authorized to utilize the research and other resources of Frank Russell Company, its corporate parent, its subsidiaries (as may be permitted by applicable laws or regulations) or any predecessor or successor organization of the foregoing entities, in providing investment advisory services pursuant to this Agreement. Neither the Adviser nor the Trust shall be obligated to pay any fee to Frank Russell Company for these services.

3.           Expenses. The Adviser will bear its own costs of providing services hereunder.  The Adviser agrees to pay all expenses incurred by the Trust except for interest, taxes, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, litigation expenses, acquired fund fees and expenses and extraordinary expenses.  Expenses incurred by the Trust borne by the Adviser may include, but are not limited to, the following (1) fees payable to and expenses incurred on behalf of a Fund by the Trust’s administrator; (2) expenses of organizing the Trust and the Funds; (3) fees and expenses of registering and maintaining the registration of a Fund’s shares and the Trust under federal securities laws and making and maintaining any notice filings required under any state securities laws; (4) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (5) legal, accounting and auditing expenses; (6) charges of custodians, transfer agents and other agents; (7) expenses associated with printing Summary Prospectuses, if used, Prospectuses and Statements of Additional Information and supplements thereto for existing shareholders, reports and statements to shareholders and proxy material; and (8) fees and other expenses incurred in connection with membership in investment company organizations.

4.           Compensation. As compensation for the services provided and expenses assumed by the Adviser under this Agreement, the Trust will arrange for each Fund to pay the Adviser at the end of each calendar month an advisory fee computed daily at an annual rate equal to the amount of average daily net assets listed opposite each Fund’s name in Exhibit A, attached hereto. The “average daily net assets” of each Fund shall mean the average of the values placed on each Fund’s net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of each Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if each Fund lawfully determines the value of its net assets as of some other time on each Business Day (as defined in the Funds’ Prospectus or SAI), as of such other time. The value of net assets of each Fund shall always be determined pursuant to the applicable provisions of the Master Trust Agreement, the registration statement and the Fund’s securities valuation procedures. If, pursuant to such provisions, the determination of net asset value is suspended for any particular Business Day, then for the purposes of this Section 4, the value of the net assets of each Fund as last determined shall be deemed to be the value of its net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of each Fund’s portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of each Fund has been so suspended for a period including any month end when the Adviser’s compensation is payable pursuant to this Section 4, then the Adviser’s compensation payable at the end of such month shall be computed on the basis of the value of the net assets of each Fund as last determined (whether during or prior to such month). If each Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 4.

5.           Books and Records. The Adviser agrees to maintain, and preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, such records as are required to be maintained by Rule 31a-1 under the 1940 Act (other than clause (b)(4) and paragraphs (c), (d) and (e) thereof). The Adviser further agrees that all records which it maintains for the Trust are the property of the Trust and it shall surrender promptly to the Trust any of such records upon the Trust’s request.

6.           Liabilities of the Adviser.

(a)           In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder or on the part of the Adviser or its corporate affiliates, the Adviser shall not be subject to liability to the Trust or to any Shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security.

(b)           No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or the Adviser and its corporate affiliates, from liability in violation of Section 17(h) and (i) of the 1940 Act.

7.           Renewal and Termination.

(a)           This Agreement shall become effective on and as of [ ], 2011 and shall continue in effect as to each Fund until [  ], 2013. The Agreement is renewable annually thereafter for successive one-year periods (a) by a vote of a majority of the Trustees of the Trust, or (b) as to any Fund, by a vote of a majority of the outstanding voting securities of that Fund, and in either case by a majority of the Trustees who are not parties to this Agreement or interested person of any parties to the Agreement (other than as Trustees of the Trust), cast in person at a meeting called for purposes of voting on the Agreement; provided, however, that if the Shareholders of any one or more Funds fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and Rules and Regulations thereunder with respect to any other Fund or Funds.

(b)           This Agreement:

(i)           May at any time be terminated without the payment of any penalty either by vote of the Board of Trustees of the Trust or, as to any Fund, by vote of a majority of the outstanding voting securities of the Fund;

(ii)           Shall immediately terminate in the event of its assignment; and

(iii)           May be terminated by the Adviser on 60 days’ written notice to the Trust.

(c)           As used in this Section 7, the Terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth for any such terms in the 1940 Act.

(d)           Any notice under this Agreement shall be given in writing addressed and delivered, or mailed postpaid, to the other party at any office of such party.

8.           Trade Names and Trademarks. The parties hereto acknowledge that Frank Russell Company has reserved the right to grant the non-exclusive use of the name “Russell,” or any derivative thereof, to any other investment company, investment advisor, distributor or other business enterprise, and to withdraw from the Trust the use of the name “Russell.”

9.             Amendment of Agreement. This Agreement may be amended by mutual consent, and the consent of the Trust must be approved by vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and, to the extent required by the 1940 Act and interpretations thereof by the SEC and its staff, by vote of a majority of the outstanding Shares (as defined with respect to a voting securities by the 1940 Act) representing the interests in each Fund affected by such amendment.

10.             Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Washington and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time.

11.             Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

Attest: ________________________	U.S. ONE TRUST

By: ________________________	By: _____________________________

Title: _____________________________

Attest: ________________________	RUSSELL INVESTMENT MANAGEMENT COMPANY

By: ________________________	By: _____________________________

Title: _____________________________

FRANK RUSSELL COMPANY agrees to provide consulting services without charge to the Trust upon the request of the Board of Trustees or officers of the Trust, or upon the request of Adviser pursuant to Section 2(k).

Attest: ________________________	FRANK RUSSELL COMPANY

By: ________________________	By: _____________________________

Title: _____________________________

Exhibit A

Fund	Annual Advisory Fee (as a % of average daily net assets)
One Fund	0.35%

One Fund®

a series of

U.S. ONE TRUST

FORM OF PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 18, 2011

The undersigned, revoking previous proxies with respect to the shares in the name of undersigned, hereby appoints ____________ and _____________ as proxies and each of them, each with full power of substitution, to vote all of the shares at the Special Meeting of Shareholders of One Fund® (the “Fund”), a series of U.S. One Trust (the “Trust”), to be held at the offices of Russell Investments, One Maritime Plaza, San Francisco, California 94111, on February 18, 2011 at 9:00 a.m. Pacific Time (the “Meeting”). The undersigned hereby instructs said proxies to vote:

Proposal:	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Russell Investment Management Company.

____For	____Against	____Abstain

This proxy will, when properly executed, be voted as directed herein by the signing shareholder(s).  If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies’ discretion upon such other business as may properly come before the Meeting.

Your signature(s) acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the proxy statement.  Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy.  If the shares are held jointly, each holder should sign this proxy.  Attorneys-in-fact, executors, administrators, directors or guardians should indicate the full title and capacity in which they are signing.

Dated: _____________________
________________________________
Signature of Shareholder

________________________________
Signature (joint owners)

________________________________
Printed Name of Shareholder(s)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.  YOU MAY VOTE IN PERSON IF YOU ATTEND.

To vote by Internet

1) Read the Proxy Statement and have the proxy card above at hand.
2) Go to website__________________.
3) Enter the following control number: ______ and follow the on-line instructions.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card above at hand.
2) Call __________________.
3) Enter the following control number:________ and follow the recorded instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card above.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your proxy card.